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EXHIBIT 32.4

Certification Pursuant to 18 U.S.C.

Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley

Act of 2002

In connection with the quarterly report on Form 10-Q of Madison

Gas and Electric Company (the
"Company"),

for the period ended March 31, 2021, as filed with the Securities and Exchange
Commission on the date hereof ("the Report"), I, Jared

J. Bushek, Chief Financial Officer of the Company,
certify, pursuant

to 18 U.S.C. Section 1350, as adopted pursuant

to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

1. The

Report fully complies with the requirements of

Section 13(a) or 15(d) of the Securities Exchange
Act of 1934, and

2. The

information contained in

the Report fairly presents, in all material

respects, the financial
condition and results of operations of the Company.

/s/ Jared J. Bushek
Jared J. Bushek

Vice President - Finance, Chief Information

Officer and Treasurer
Date:

May 6, 2021